Endurance Specialty Holdings Investor Presentation June 30, 2013 Exhibit 99.1

Forward looking statements & regulation G disclaimer
Safe Harbor for Forward Looking Statements
Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "should," "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-
looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our most recently filed Annual
Report on Form 10-K .
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Regulation G Disclaimer
In presenting the Company’s results, management has included and discussed certain non-GAAP measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at  www.endurance.bm.
The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios.  Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.  The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance.  The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio.
Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations.  Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits.  Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends.  In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance’s results of underwriting activities in a manner similar to how management analyzes Endurance’s underlying business performance. Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods.  Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods.  The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Introduction to Endurance Specialty Holdings
Focused on generating strong profitability through specialty underwriting and efficient operations
Diversified  Portfolio of Businesses
Actively transforming our
business
Profitably expanding into
new specialty lines of
business
Driving efficiencies in
operations while
effectively supporting
underwriting and
providing excellent
customer service
Strong Balance Sheet
“A” ratings from AM Best,
S&P and Moody’s
$3.3 billion of total capital
Conservative, short-
duration, AA rated
investment portfolio
Prudent reserves that
have historically been a
source of value
Capital Management History
Returned $2.0 billion to
investors through
dividends and share
repurchases
• Represents 76.0% of
inception to date net
income available to
common shareholders
Maintain a diversified,
efficient capital structure
We have built a strong franchise in our first eleven years of operation
Inception to date operating ROE of 10.9%
10 year book value per share plus dividends CAGR of 10.6%

Diversified Portfolio of Businesses
Portfolio diversified by product, distribution source and geography
Trailing Twelve Months Net Premiums Written as of June 30, 2013: $2.1 BN
Reinsurance
Insurance
Casualty
Professional Liability
Property Per Risk
Small Business
Surety
International Property
Catastrophe
US Property Catastrophe
Other Specialty (Aviation,
Clash)
ARMtech
Property
Casualty
Miscellaneous E&O
Healthcare
Ocean/inland Marine
Healthcare
Excess Casualty
Professional Lines
International
11%
Bermuda
7%
U.S. Specialty
11%
Bermuda
19%
North America
25%
Casualty
Professional Lines
Property
Marine
Trade Credit/Surety
Agriculture
27%

Expanding underwriting capabilities through hiring specialty teams and entering new markets

Renewed focus on profitability through growth in specialty lines and de-emphasis of standard lines

Restructured corporate and supporting operations to better align resources with underwriting businesses

Endurance
YOUR RISK IS OUR FOCUS

Endurance is Undergoing a Transformation Leadership changes, underwriting improvements and streamlined operations Insurance Reinsurance Operations 5

Restructured,
more
profitable
book of
business with
lower
volatility

We Are Transforming Our Specialty Insurance and Reinsurance Businesses
Exiting less profitable lines of business while adding new specialty teams and expanding globally
We will continue to invest in our specialty insurance operations through additions of specialty underwriting teams. Our expectation is that reinsurance growth will be modest over the next few years in the current competitive environment, as we hire specialty teams and de-emphasize standard lines of business. Our focus in the near term is to produce a more consistent level of profitability while reducing volatility.
Restructuring less
profitable lines of
business
• Portions of International
reinsurance
• Program insurance
• Property insurance
Improving
underwriting
talent
• Selectively adding
teams of high quality
underwriters
• Significant progress
accomplished  over last
9 months
• Strong pipeline of
teams to be added in
the next 12 months
Expanding our
operations in
London and Asia
• Enhancing leadership
in international
insurance operations
• Evaluating  joint
venture opportunities
to enhance pan-Asia
insurance and
reinsurance
operations

Specialty Insurance Strategic Direction
Adding talent, expanding product offerings and broadening geographic reach
Strategic Priorities for Specialty Insurance

Endurance’s strategic plan is to grow the specialty insurance operations through hiring new teams of underwriters ,  expanding geographically, and broadening our distribution network for existing products while maintaining  underwriting discipline.
Hired Jack Kuhn in November 2012 as CEO of
Global Insurance
•
Jack has been developing current lines of business
and adding additional specialty underwriting
expertise
Building a diversified profitable portfolio of
products capitalizing on strong broker/agent
relationships, specialty underwriting expertise
and  excellent service support
Investing in dedicated broker relations and
marketing activities to enhance brand
Updating technology and tailoring support
services to efficiently and effectively onboard
new teams and businesses
Expanding geographically into Europe
November 2012 – Hired Jack Kuhn
March 2013 – Hired Inland Marine Team
April 2013 – Formed Endurance Pro Unit
E&O for Professional Firms
Miscellaneous Commercial
Classes
May 2013 – Hired Ocean Marine Team
Pipeline of Additional Teams in Process
August 2013 – Expanded Underwriting
Expertise Within Endurance Pro
• U.S. Financial Institutions
• U.S. Lawyers

Reinsurance Segment Strategic Direction
Grow Catastrophe & Specialty Units while managing P&C cycle
Strategic Priorities for Global Reinsurance

Reinsurance focus to be in Property Catastrophe and Specialty lines that require highly technical underwriting and high peak risk capacity.
Hired Jerome Faure in March 2013 as CEO
of Global Reinsurance
Seeking profitable growth and
diversification through existing and new
specialty reinsurance units
-
Near term potential specialty growth areas
may include Global Agriculture, Aerospace,
Engineering & Structured Reinsurance
-
Traditional P&C volume will be managed
according to the pricing cycle
Continue to invest in and upgrade analytical
and portfolio management tools
Third Quarter 2012 – Hired Engineered
Risk Underwriter
November 2012 – Hired Trade Credit and
Surety Team
November 2012 – Formed Endurance
Global Weather Unit
March 2013 – Hired Jerome Faure
Pipeline of Additional Teams in Process

10 Year CAGR: 10.6%, 5 Year CAGR: 9.4%
$60
$50
$40
$30
$20
$10
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2Q13 YTD
19.37
21.73
24.03
0.32
27.91
1.13
23.17
2.13
28.87
3.13
35.05
4.13
33.06
5.13
44.61
6.13
52.74
7.13
50.56
8.33
52.88
9.57
51.95
10.21
Book Value Per Share
Cumulative Dividends

Endurance

YOUR RISK IS OUR FOCUS

Endurance’s Financial Results
Diluted book value per common share has grown strongly in absolute terms
Growth in Diluted Book Value Per Common Share ($)
From December 31, 2001 – June 30, 2013
2005 – Hurricanes Katrina, Rita
and Wilma
2008 – Credit crisis and related
impact of marking assets to
market
2011 – High frequency of
global catastrophes
2012 – Superstorm Sandy and
Midwest drought
2013 – Mark to market
adjustments in the investment
portfolio due to rising interest
rates and credit spreads
widening
Significant Impacts to Book Value

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
[$ Millions]
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD
103
391
447
447
449
447
448
528
528
527
527
200
200
200
200
200
200
430
430
430
1,645
1,863
1,673
2,098
2,312
2,007
2,587
2,648
2,181
2,281
2,306
Common Equity
Preferred Equity
Debt

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
[$ Millions]
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD
112
164
174
486
637
755
1,094
1,411
1,421
1,436
133
199
263
323
378
428
477
531
558
Cumulative Share Repurchases
Cumulative Dividends

Endurance
YOUR RISK IS OUR FOCUS

Growing Capital Base while returning Capital to Investors
Diluted shares outstanding have been reduced by approximately 30% over the last five years

Endurance has proven its ability to generate capital which has allowed for the return to its shareholders of $2.0 billion through share repurchases and dividends while also supporting organic growth. Current capital levels exceed rating agency minimum levels allowing for the possibility of opportunistic growth in the event that markets harden.
Returned 76% of inception to
date net income to common
shareholders
Endurance has a Diversified and Growing Capital Base $2.0 Billion of Capital Cumulatively Returned to Shareholders

Strong Balance Sheet
Endurance maintains a high quality, short duration investment portfolio
$6.4 B Investment Portfolio at June 30, 2013
Investment Portfolio Highlights
Fixed maturity portfolio duration is 3.1 years in order to
balance investment yield and interest rate risk
Investment quality (AA average) has remained high as the
portfolio is conservatively managed in a challenging
economy
•
42.8% of investments are cash/short term or US backed
•
No direct exposure to sovereign debt or bank debt of
European peripheral countries
Recently increased allocations to equities and alternatives
to diversify portfolio and reduce interest rate risk
Other investments of $569.4 million consist of alternative
funds (73.7%) and specialty funds (26.3%)
•
Alternative funds include hedge funds and private equity
funds
•
Specialty funds include high yield loan and convertible debt funds

Cash and
Short Term
13.3%
U.S. Government /
and U.S. Government
Backed – 29.5%
Municipals and Foreign
Government
2.9%
Other
Investments
8.9%
Asset Backed and
Non Agency Mortgage
Backed – 21.9%
Corporate
Securities
19.9%
Equities
3.6%

Conclusion
Endurance is a compelling investment opportunity
Endurance is undergoing a fundamental transformation
•
John Charman joined Endurance in late May 2013 as Chairman and CEO
•
Over the last 9 months, Jack Kuhn and Jerome Faure have joined the company as CEOs of our insurance and reinsurance operations to build and expand our global specialty insurance and reinsurance capabilities
•
Added numerous specialty reinsurance and insurance teams including trade credit and surety, engineering, weather, inland marine and ocean marine, and within specialty professional lines
•
Re-engineering or exiting underperforming businesses
•
In July 2013, completed cost savings initiatives which reduced  number of senior corporate executives by
30% and created annual cost savings of approximately $20 million which will help fund the necessary build out and expansion of our underwriting businesses
Maintain excellent balance sheet strength and liquidity
•
High quality, short duration investment portfolio; fixed maturity investments have an average credit quality of AA
•
Prudent reserving philosophy and strong reserve position; strong history of favorable development
•
Capital levels exceed rating agency minimums providing support for growth
The outlook for Endurance’s book of business remains attractive
•
Adding specialty underwriting talent that is being funded by corporate reductions
•
Actively reduced volatility through writing less catastrophe and property business
•
Geographically expanding  our specialty insurance franchise

Appendix

Overview of ARMtech

Overview of ARMtech
Acquisition of ARMtech has been a great success for Endurance
Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection
•
Offered by 17 licensed companies (18 for crop year 2014)
•
Pricing is set by the government and agent compensation limits are also imposed - no pricing cycle exists
•
Reduced downside risks due to Federally sponsored reinsurance and loss sharing
•
Agriculture insurance provides strong return potential, diversification in Endurance’s portfolio of (re)insurance risks and is an efficient user of capital
ARMtech is a leading specialty crop insurance business
•
Approximate 7% market share (with estimated 175,000 policies in force) and is 5 th
largest of 17 industry
participants
•
MPCI 2013 crop year* estimated gross written premiums of $915 million
•
Portfolio is well diversified by geography and by crop
ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology
Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million
•
Since the acquisition, ARMtech has generated in excess of $110 million in operating profit for Endurance
•
ARMtech has grown MPCI policy count by 44.4% since 2007

* 2013 crop year is defined as July 1, 2012 through June 30, 2013

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
[$ Millions]
180
160
140
120
100
80
60
40
20
0
[Policy Count in '000's]
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013*
106 98 134 140 187 220 157 276 332 383
103 108 134 244 378 363 372 526 488 538
Crop Hail and LRP Premium
Retained MPCI Premium
Ceded MPCI Premium
Policy Count [000's]

ARMtech is a Leader in the Crop Insurance Space
ARMtech’s focus on technology and service has allowed it to steadily grow its business
Written Premiums and Policy Counts by Crop Year
Using technology and service to expand premiums

ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance.
ARMtech has built a market leading specialty
crop insurance business through its focus on
offering excellent service supported by industry
leading technology.
MPCI policy count has grown 44.4% over the
past six years in a line of business not subject to
the property/casualty pricing cycle.
ARMtech is a leader in using technology to
deliver high quality service and to satisfy the
intense compliance and documentation
standards imposed on the industry by the U.S.
Federal Government.
ARMtech has generated strong underwriting
profits since inception.
* Estimated 2013 crop year premiums  and policy count

$600
$500
$400
$300
$200
$100
$0
[$ Millions]
2007
2008
2009
2010
2011
2012
2013**
62.5
126.2
52.0
100.5
202.3
68.8
104.6
189.9
58.8
77.2
200.6
82.2
129.9
257.1
131.8
149.9
228.1
105.1
163.8
268.2
100.5
Group One States
Group Two States (Excl. Texas)
Texas
Group Three States

Endurance
YOUR RISK IS OUR FOCUS

ARMtech is Increasing  Market Share and Geographic  Diversification
2012 and 2013 were very strong marketing years for ARMtech
MPCI Net Written Premiums  by Crop Year and State Grouping* Estimated 2013 Net Written Crop Year Premiums

ARMtech continues to focus on diversifying its business geographically while managing its exposure to
Texas through active use of available reinsurance protections.
2013 estimated crop year MPCI net written
premiums of $537.7 million are 10.2% higher
than crop year 2012
•
Commodity prices on corn and soybeans were
relatively flat compared to the prior year while
cotton declined in excess of 10%
•
Estimated policy count growth in excess of 11%
•
Greater cessions due to continued dry
conditions in parts of the United States
The portfolio of crop risk is more balanced in
2013 through greater crop and geographic
diversification and through greater cessions in
Texas (cotton concentration)
Purchased third party reinsurance to reimburse
for losses from 100% to 110%
*  Group One States – IL, IN, IA, MN, NE
Group Two States – States other  than Group One and Group Three states
Group Three States – CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY, WV
** Estimated 2013 crop year premiums

[Base and Net of FCIC Loss Ratio History]
240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Gross L/R Group 1 States
Gross L/R Group 2 States
Gross L/R Group 3 States
Gross L/R Texas
Avg. Net L/R
Net L/R All States

Endurance
YOUR RISK IS OUR FOCUS

Agriculture Insurance is Not Correlated with the P&C Cycle
FCIC reinsurance lowers volatility
Historic MPCI Crop Year Loss Ratio Results
(Pre and Post Federal Retrocessions)
Stable Results in Volatile Times

While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S.
Federal reinsurance program has historically mitigated that volatility and leaves ARMtech with a business which is not correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.
While individual states can produce large loss ratios,
the U.S. Federal reinsurance program has
historically reduced loss ratio volatility.
ARMtech’s business has historically produced
stable profits over time after reflecting the
reinsurance terms set out in the current
standard crop reinsurance agreement
• Historic average loss ratio post U.S. Federal cessions
has been 81.6% [adjusted for the 2011 Federal
reinsurance terms]
• The best year was 2007 with a 69.8% net loss ratio
and the worst was 2012 with a 104.0% net MPCI
loss ratio
• ARMtech’s current expense run rate after the A&O
subsidy is approximately 6% - 8%

Overview of ARMtech
ARMtech’s recognition of premiums and earnings are influenced by growing seasons
Seasonality of MPCI Business
Recognition of
annual written
premiums
60% - 65%
Spring crops
10% - 15%
Spring crop
adjustments due to
actual cessions
20% - 25%
Spring crop acreage
report adjustments
Winter crops
5% - 10%
Winter crop
adjustments
Recognition of
annual earned
premiums
10%-15%
Largely driven by
winter crops
25% - 30%
Driven by spring
crops and winter
crops
30% - 35%
Largely driven by
spring crops
25% - 30%
Largely driven by
spring crops
Commodity
price setting
Setting of base prices
for spring crops
(forward commodity
price for fourth
quarter)
Setting of base prices
for winter crops
(forward commodity
price for second
quarter)
Harvest
Harvest of winter
crops
Harvest of spring
crops
First Quarter
Second Quarter
Third Quarter
Fourth Quarter
Harvest price
determined for
winter crops
Harvest price
determined for
spring crops

Counties
2013 RY Premium
$1 - $250K
$250K - $500K
$500K - $1M
$1M - $2.5M
$2.5M - $5M
$5M+

Endurance
YOUR RISK IS OUR FOCUS

Geographic Diversification of Crop Insurance Business
ARMtech maintains a geographically diversified portfolio of risk

2013 Estimated Crop Year Net Written Premiums
1.9%
0.8%
0.5%
1.8%
0.6%
0.7%
5.8%
2.4%
5.7%
1.0%
2.8%
18.7%
1.7% 2.2%
0.8%
3.3%
10.9%
7.5%
0.7%
2.1%
0.4%
4.3%
2.7%
1.3%
2.2%
4.3%
1.3%
3.3%
3.8%
2.2%
0.6%
0.4%

Diversification of Crops Within ARMtech’s Portfolio
Underwritten risks diversified by geography and commodity type
ARMtech’s 2013 Estimated Crop Year MPCI Net Written Premiums
Iowa – 7.6%
Nebraska – 4.0%
Minnesota – 3.6%
Indiana – 2.6%
Texas – 2.4%
North Dakota – 2.0%
Missouri – 1.8%
South Dakota – 1.8%
Illinois – 1.5%
Mississippi – 1.3%
Colorado – 1.2%
Kentucky – 0.7%
Tennessee – 0.7%
Ohio – 0.7%
Arkansas – 0.7%
South Carolina – 0.6%
Wisconsin – 0.4%
All other states – 1.9%
Corn
(35.5%)
Texas – 8.4%
Georgia – 1.5%
Alabama – 0.6%
Mississippi – 0.5%
South Carolina – 0.5%
All other states – 1.0%
Cotton
(12.5%)
Iowa – 3.3%
Minnesota – 2.5%
Mississippi – 2.1%
Nebraska – 1.5%
Indiana –1.5%
Missouri – 1.2%
North Dakota – 1.1%
Kentucky – 1.1%
Arkansas – 0.9%
All other states – 4.8%
Soybeans
(20.0%)
Other Crops
(20.1%)
Wheat
(13.3%)
Texas – 3.7%
North Dakota – 1.4%
Colorado – 1.1%
Oklahoma – 1.1%
Idaho – 1.0%
Minnesota – 0.8%
All other states – 4.2%
Grain Sorghum – 2.4%
Citrus, Nursery & Orange Trees  - 3.1%
Apples – 1.2%
Pasture, Rangeland, Forage – 1.1%
Potatoes – 1.0%
Peanuts – 0.9%
Barley – 0.9%
Rice – 0.9%
Tobacco – 0.8%
Dry Beans – 0.7%
All other crops – 5.7%

Agriculture Insurance Contains Three Layers of Risk Mitigation
Farmers retention, ceding premiums to the U.S. Federal Government and limitations on losses and gains
2013 Crop Year
Gross Liability
Assigned Risk Fund
“Higher Risk Policies”
68.8% of risk retained by
ARMtech
31.2%  of first dollar risk retained
by farmers
Commercial Fund
“Lower Risk Policies”
41.6% of MPCI Premiums Ceded to U.S. Federal Government
Loss Sharing
(% of loss retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 100 - 160 7.5% 100 - 160 65.0% 42.5%
applicable band when 160 - 220 6.0% 160 - 220 45.0% 20.0%
the loss raio is above 100%.) 220 - 500 3.0% 220 - 500 10.0% 5.0%
Gain Sharing
(% of gain retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States
ARMtech within each 65 - 100 22.5% 65 - 100 75.0% 97.5%
applicable band when 50 - 65 13.5% 50 - 65 40.0% 40.0%
the loss raio is below 100%.) 0 - 50 3.0% 0 - 50 5.0% 5.0%
14.2% of 2013
Crop Year NWP
85.8% of 2013
Crop Year NWP

ARMtech Has Grown Market Share Over Time
Superior service and technology has driven growth in stable market

Crop Year Market Share % Change in
Market Share
MPCI Certified Companies (Owners) 2012 2011 2010 2009 2008 2007 2007 - 2012
Rural Community Insurance Company (Wells Fargo) 22.1% 21.8% 22.9% 24.7% 25.2% 25.1% -3.0%
Rain and Hail (ACE)
(1)
21.3% 21.8% 22.6% 24.3% 24.1% 25.0% -3.7%
NAU Country Insurance Company (QBE)
(1)
13.3% 14.8% 14.4% 13.7% 13.8% 13.3% 0.0%
Great American Insurance Co. 8.5% 8.7% 8.7% 9.1% 10.1% 10.6% -2.1%
American Agri-Business Ins. Co. (Endurance) 7.4% 6.7% 7.0% 6.5% 5.7% 5.9% 1.6%
Producers Ag. Ins. Co. (CUNA Mutual) 5.5% 6.4% 6.3% 5.3% 5.2% 4.8% 0.7%
Farmers Mutual Hail Ins. of Iowa 4.4% 4.5% 4.2% 3.8% 4.0% 4.0% 0.4%
Guide One Mutual (CGB Diversified Services) 4.0% 2.7% 2.0% 1.2% 1.2% 1.1% 2.9%
John Deere Risk Protection, Inc. 3.3% 3.3% 3.8% 4.0% 3.3% 3.0% 0.2%
Agrinational Insurance Company (ADM) 2.5% 2.1% 1.5% 0.9% 1.0% 1.1% 1.4%
Heartland (Everest Re) 2.3% 2.4% 3.0% 3.4% 3.3% 3.2% -1.0%
AgriLogic (Occidental Firs & Casualty Co) 1.8% 1.4% 0.1% 0.0% 0.0% 0.0% 1.8%
Hudson Insurance Company
(1)
1.6% 1.2% 1.2% 0.8% 0.6% 0.4% 1.2%
American Agricultural Ins. Co (Amer. Farm Bureau) 1.3% 1.3% 1.3% 1.4% 1.4% 1.2% 0.1%
Country Mutual Insurance Company 0.9% 0.9% 1.0% 1.1% 1.2% 1.4% -0.5%
Source - National Crop Insurance Services (NCIS)
(1) 2007 Crop Year Market Share was increased to reflect the acquisition of a company between 2007 and 2012.

Other Miscellaneous Information

The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates.  The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable.  Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events.  Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently.  In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe.  Lastly, changes in Endurance's underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above.  For a listing of risks related to
Endurance and its future performance, please see "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2012.

Probable Maximum Loss by Zone and Peril
Largest 1 in 100 year PML as of July 1, 2013 is equal to 12.8% of Shareholders’ Equity as of June 30, 2013
Values in $ Millions
Estimated Occurrence Net Loss as of July 1, 2013 July 1, 2012 July 1, 2011
10 Year 25 Year 50 Year 100 Year 250 Year 100 Year 100 Year
Return Return Return Return Return Return Return
Zone Peril Period Period Period Period Period Period Period
United States Hurricane
$143 $225 $284 $350 $420 $468 $564
Europe Windstorm
85 171 249 331 441 344 445
California Earthquake
43 185 237 284 397 412 442
Japan Windstorm
37 123 188 230 239 247 268
Northwest U.S. Earthquake
-               5 31 89 194 184 241
Japan Earthquake
10 55 105 137 195 138 185
United States Tornado/Hail
38 57 73 89 113 96 98
Australia Earthquake
1                   6 29 87 189 83 95
New Zealand Earthquake
1                   3 9 23 51 22 34
Australia Windstorm
3 12 30 58 109 37 39
New Madrid Earthquake
-               -               -               7 70 11 14

65%
60%
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2Q2013 (International Floods and U.S. Tornadoes)
4Q 2012 (Superstorm Sandy)
4Q 2011 (Thailand Flood and 2011 Cat Development)
3Q 2011 (Hurricane Irene, Danish Flood, U.S. Midwest Storms)
2Q 2011 (U.S. Spring Storms)
1Q 2011 (NZ and Japan Earthquake)
4Q 2010 (Australian Floods)
3Q 2010 (NZ Earthquake)
1Q 2010 (Chile / Xynthia)
4Q 2008 (Ike/Gustav Dev.)
3Q 2008 (Ike / Gustav)
Amlin
Hiscox
Platinum
Montpelier
Beazley
Validus
Partner Re
Catlin
Hannover Re
Everest
Axis
Lancashire
Renaissance Re
Endurance
Munich Re
Aspen
AWAC
Arch
Swiss Re
XL
ACE

Endurance

YOUR RISK IS OUR FOCUS

Endurance is World Class at Risk Management
Endurance has performed well versus peers in recent large catastrophe events

Catastrophe Losses versus Shareholder Equity
From December 31, 2006 – June 30, 2013
Note: Catastrophe loss values were obtained through publicly released information and company transcripts for each quarter and include current quarter losses as well as announced loss reserve development associated with prior quarter catastrophe losses.  Catastrophe losses are compared with starting Total Shareholder Equity for each loss quarter.

Second Quarter 2013 Highlights
Results were driven by higher catastrophes losses offset by favorable development
Book value per common share, adjusted for dividends, declined 3.4% during second quarter 2013
•
Mark to market adjustments on fixed income portfolio as interest rates rose and credit spreads widened
•
Common stock sold to John Charman and issuance of restricted shares and options diluted book value per share $0.91 in the quarter
•
Net income attributable to common shareholders of $52.8 million
Net written premiums of $464.6 million were 4.1% lower than second quarter 2012
•
Insurance net written premiums of $191.5 million increased 2.6% from second quarter 2012
- Improvement in agriculture policy count in excess of 9% was partially offset by greater cessions to the
U.S. Government and third parties and overall agriculture insurance net written premiums grew 25.7%
- Reduction in professional lines as a result of exiting a program relationship in late 2012
•
Reinsurance net written premiums of $273.1 million declined 8.3% compared to second quarter 2012
- Reduced limits and rate reductions led to a $20.8 million decline in catastrophe premiums
- Property premiums declined $9.5 million due to non-renewing business that no longer meets our profit targets
- Growth in casualty as a result of one new treaty representing approximately $8.3 million in premium

Financial Results for Second Quarter 2013
$MM (except per share data and %)
June 30,
2 0 1 3
June 30,
2 0 1 2
$
Change
%
Change
Net premiums written
464.6 484.4 (19.8) -4.1%
Net premiums earned
543.3 519.3 24.0 4.6%
Net investment income
32.5 31.8 0.7 2.2%
Net underwriting income
31.9 38.7 (6.8) -17.6%
Net income per common shareholders
52.8 64.3 (11.5) -17.9%
Operating income per common
shareholders
47.3 51.3           (4.0) -7.8%
Fully diluted net income EPS
1.21 1.48 (0.27) -18.2%
Fully diluted operating  income EPS
1.09 1.18 (0.09) -7.6%
Financial highlights
June 30,
2 0 1 3
June 30,
2 0 1 2
Operating ROE
8.2% 9.0%
Net loss ratio
66.1% 66.5%
Acquisition expense ratio
13.2% 13.9%
General and administrative expense ratio
15.0% 12.1%
Combined ratio
94.3% 92.5%
Diluted book value per share
$51.95 $53.48
Investment leverage
2.75 2.72
Key operating ratios

Second Quarter 2013 Net Written Premiums
In $MM
June 30,
2 0 1 3
June 30,
2 0 1 2
$
Change
%
Change
Property
15.8 12.0 3.8 31.7%
Casualty and other specialty
63.4 64.6 -1.2 -1.9%
Agriculture
84.5 67.3 17.2 25.6%
Professional lines
27.8 42.8 -15.0 -35.0%
Total insurance
191.5 186.7 4.8 2.6%
Insurance Segment
In $MM
June 30,
2 0 1 3
June 30,
2 0 1 2
$
Change
%
Change
Casualty
67.2 58.9 8.3 14.1%
Property
44.5 54.0 -9.5 -17.6%
Catastrophe
138.0 158.9 -20.9 -13.2%
Other specialty
23.4 26.0 -2.6 -10.0%
Total reinsurance
273.1 297.8 -24.7 -8.3%
Reinsurance Segment

Financial Overview: Inception to Date Financial Performance
In $MM 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2Q13 YTD
Inception
to date
Net premiums
written
765 1,598 1,697 1,619 1,586 1,575 1,784 1,606 1,764 1,980 2,029 1,374 19,377
Net premiums
earned
369 1,174 1,633 1,724 1,639 1,595 1,766 1,633 1,741 1,931 2,014 963 18,182
Net underwriting
income (loss)
51 179 232 -410 304 322 111 265 195 -252 -48 96 1,045
Net investment
income
43 71 122 180 257 281 130 284 200 147 173 82 1,970
Net income (loss)
before preferred
dividend
102 263 356 -220 498 521 100 555 365 -94 163 161 2,770
Net income (loss)
available to
common
shareholders
102 263 356 -223 483 506 85 539 349 -118 130 145 2,617
Diluted EPS
$1.73 $4.00 $5.28 ($3.60) $6.73 $7.17 $1.33 $9.00 $6.38 ($2.95) $3.00 3.34 $41.41
Financial highlights from 2002 through June 30, 2013
Key Operating Ratios 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2Q13
Inception
to date
Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 84.0% 88.7% 112.9% 102.3% 90.2 94.2%
Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 22.0% 12.6% (6.3%) 2.4% 12.0 10.9%
Book value per share $21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $44.61 $52.74 $50.56 $52.88 $51.95